                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant /X/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                CNB, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                    CNB, Inc.

                             201 North Marion Street

                            Lake City, Florida 32055

March 27, 1998

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of CNB, Inc. ("CNB") to be held on Wednesday, April 15, 1998, commencing at 10:00 A.M. Eastern Standard Time at the Lake City Country Club which is located on Service Road, off US 90 West by I-75, Lake City, Florida. A formal Notice setting forth the business to come before the meeting and a Proxy Statement are attached. The purpose of the meeting is to consider and vote upon the Proposals explained in the Notice and the Proxy Statement.

     It is important that your shares be represented at the Annual Meeting whether or not you plan to attend the Annual Meeting in person. The Board of Directors requests that you carefully review these materials before completing, signing and dating the enclosed proxy and returning it in the postage paid envelope provided for your use. If you later decide to attend the Annual Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Annual Meeting, you may do so and your proxy will have no further effect.

     Also note, the Company has elected to pay the 1998 Florida Intangible Tax as agent for its stockholders.

                                           Sincerely,

                                           K.C. Trowell
                                           Chairman

                                CNB, Inc.

                Notice of Annual Meeting of Shareholders
                      To Be Held On April 15, 1998

To the Holders of Common Stock:

Notice is hereby given that the Annual Meeting of Shareholders of CNB, Inc. (the "Company" or "CNB") will be held on Wednesday, April 15, 1998 at 10.00 A.M. at the Lake City Country Club which is located on Service Road, off US 90 West by I-75, Lake City, Florida to consider and act upon the following matters:

     1.   Election of six directors of the Company, each for a one year term;

     2.   Approval of the Company's Performance-Based Incentive Plan; and

     3. Such other business as may properly come before the Annual Meeting or any adjournments thereof.

Only shareholders of record of the Company's Common Stock at the close of business on March 27, 1998, are entitled to receive notice of, and to vote on, all business that may come before the Annual Meeting.

Whether or not you plan to attend the meeting, please complete, sign and date the enclosed proxy and return it promptly to the Company in the postage paid envelope provided for your use. You may revoke the proxy at any time before it is exercised by following the instructions set forth on the first page of the accompanying Proxy Statement.

                         By Order of the Board of Directors:

                         Joyce Bruner
                         Corporate Secretary

Dated:  March 27, 1998

                                   PROXY STATEMENT
                             Annual Meeting of Shareholders
                                       CNB, INC
                                      P.O. Box 3239
                               Lake City, Florida 32056

General

     This Proxy Statement is being furnished to holders of CNB , Inc. (the "Company" or "CNB") Common Stock in connection with the solicitation of proxies by the Board of Directors of CNB for use at the Annual Meeting of Shareholders. The Annual Meeting of Shareholders will be held on Wednesday, April 15, 1998, commencing at 10:00 A.M. Eastern Standard Time at the Lake City Country Club which is located on Service Road, off US 90 West by I-75, Lake City, Florida.

     This Proxy Statement and the attached Notice and Form of Proxy are first being mailed to holders of CNB Common Stock on or about Friday, March 27, 1998.

     The mailing address of the principal office of the Company is CNB, Inc., P.O. Box 3239, Lake City, Florida 32056.

Voting of Proxies

     Shares represented by proxies properly signed and returned, unless subsequently revoked, will be voted at the Annual Meeting of Shareholders in accordance with the instructions thereon. If a proxy is signed and returned without indicating any voting instructions, the shares represented by the proxy will be voted FOR approval on the proposals stated in this Proxy Statement and in the discretion of the holders of the proxies on other matters that may properly come before the Annual Meeting of Shareholders.

     Any holder of CNB Common Stock who has executed and delivered a proxy may revoke such proxy at any time before it is voted by attending the Annual Meeting of Shareholders and voting in person, by giving written notice of revocation of the proxy or by submitting a signed proxy bearing a later date. Such notice of revocation or later proxy should be sent to the attention of Joyce Bruner, Corporate Secretary, CNB, Inc., P.O. Box 3239, Lake City, Florida 32056. In order for the notice of revocation or later proxy to revoke the prior proxy, such notice or later proxy must be received by CNB prior to the vote of shareholders at the Annual Meeting of Shareholders. Attendance at the Annual Meeting of Shareholders will not in itself revoke a proxy.

Voting Procedures

     The Company's Second Amended and Restated By-laws provide that a majority of shares entitled to vote and represented in person or by proxy at a meeting of the shareholders constitutes a quorum. Under the Florida Business Corporation Act (the "Act"), directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Other matters are approved if affirmative votes cast by the holders of the shares represented at a meeting at which a quorum is present and entitled to vote on the subject matter exceed votes opposing the action, unless a greater number of affirmative votes or voting by classes is required by the Act or the Company's Amended and Restated Articles of Incorporation. Therefore, except under those limited circumstances, abstentions and broker non-votes have no effect under Florida law.

Voting Securities and Principal Holders

     The Board of Directors of CNB has fixed the close of business on March 27, 1998, as the CNB Record Date for the determination of holders of CNB Common Stock entitled to receive notice of and to vote at the Annual Meeting of Shareholders. At the close of business on March 27, 1998, there were issued and outstanding 2,428,385 shares of CNB Common Stock entitled to vote at the Annual Meeting of Shareholders held by 540 shareholders of record. Holders of CNB Common Stock outstanding on March 27, 1998 are entitled to one vote for each share held of record upon each matter properly submitted to CNB shareholders at the Annual Meeting of Shareholders.

PROPOSAL 1:  Election of Directors.

The Directors nominated for election at the 1998 Annual Meeting of Shareholders are Thomas R. Andrews, Audrey S. Bullard, Raymon Land, Sr., Marvin H. Pritchett, William Streicher and K.C. Trowell. In order to be elected, each nominee must receive a plurality of the votes cast, which shall be counted as described in Voting Procedures on page 1. The accompanying proxy, unless otherwise specified, will be voted FOR the election of the persons named above. If any nominee should become unavailable, which is not now anticipated, the persons voting the accompanying proxy may, in their discretion, vote for a substitute.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

The following table sets forth certain information with respect to the nominees for director. Members of the Board of Directors will serve until the next annual meeting of shareholders, and thereafter until their respective successors are elected and qualified. Except as otherwise indicated, each person has been or was engaged in his present or last principal occupation, in the same or a similar position, for more than five years. Executive officers are elected by the Board of Directors at their first meeting following the annual meeting of the shareholders.


Name               Age   Positions Held and Principal Occupations During the Past Five Years
----               ---   -------------------------------------------------------------------
Thomas R. Andrews   52   Mr. Andrews was elected to the Board of Directors of
                         the Company in March 1994 and serves on the
                         Compensation Committee. Mr. Andrews previously served
                         as Chairman of the Board of Directors for the former
                         Bradford Bankshares, Inc. He is the owner of Belco
                         Enterprises, a commercial real estate company. Mr.
                         Andrews is a member of the Children's Home Society
                         Foundation of Florida.

Audrey S. Bullard   55   Ms. Bullard was elected to the Board of Directors of
                         the Company in 1987 and serves on the Executive,
                         Compensation, Investment and Marketing Committees.
                         Ms. Bullard is a long-time resident of Lake City and
                         is a native of the North Central Florida area. A
                         practicing certified public accountant, Ms. Bullard
                         is an officer and part owner of Bullard Development
                         Co. and A & R of Lake City, as well as several
                         partnerships and land development firms. Ms. Bullard
                         has been active in numerous civic and service
                         organizations, including the Chamber of Commerce, the
                         Lake Shore Hospital, the Advent Christian Advisory
                         Board, the Columbia County Public School Foundation,
                         the Lake City/Columbia County Beautification Board,
                         the North Florida Advisory Council and the SantaFe
                         Health Care, Inc. Board.

Raymon Land, Sr.    58   Mr. Land was elected to the Board of Directors of the
                         Bank in August 1988 and serves on the Marketing
                         Committee. He has served in the past as President of
                         the National Watermelon Association. He has been in the
                         watermelon producing business for 36 years. Mr. Land is
                         also presently President of Land Truck Brokers, Inc.,
                         and serves as a Director of Melon Pac, Inc. In
                         addition, Mr. Land serves on various committees in an
                         advisory capacity which serve as liaison between the
                         Department of Agriculture and the produce industry. Mr.
                         Land is also a member of several horse associations and
                         is a real estate salesman for Land Brokerage Realty.

Marvin H. Pritchett 64   Mr. Pritchett was elected to the Board of Directors of
                         the Company in 1988 and serves on the Executive and
                         Compensation Committees. Mr. Pritchett resides in Lake
                         Butler, Florida, where he is a self-employed business
                         owner and investor. Since 1981, he has owned Pritchett
                         Trucking, Inc., a trucking and hauling firm, of which
                         he also serves as CEO, and Pritchett, Inc., a timber
                         firm. He is also in the


                                       2


                         business of hauling and selling rock materials through his companies, Bulldog Truck Lines, Inc., and GP
                         Materials, Inc., and is owner of the MH Pritchett Farm in Lake Butler, a cattle operation. Mr. Pritchett is CEO of Pritchett Investment Group which owns Mack Truck dealerships in Jacksonville, Tampa and Orlando, Florida.

William Streicher   62   Mr. Streicher was elected to the Board of Directors of
                         the Company in 1990 and serves on the Audit,
                         Compensation and Investment Committees. He owns and
                         operates several McDonald's restaurant franchises in
                         the Company's Primary Service Area and also has served
                         on the board of Ronald McDonald House Charities at
                         Shands Hospital in Gainesville, Florida for over 10
                         years. He attended Morningside College in Sioux City,
                         Iowa. He is past chairman and a past board member of
                         the Lake City Community College Foundation, a past
                         member of the Lake City Rotary Club, past Vice
                         President of McDonald's owner/operator Advertising
                         Co-Operative and a past representative to the
                         Advertising Advisory Board of the State of Florida.

K. C. Trowell       59   Mr. Trowell, Chairman, President and Chief Executive
                         Officer of the Company and the Bank was elected to the
                         Board of Directors in 1987 and serves as Chairman of
                         the Executive Committee. Mr. Trowell also serves on the
                         Investment, Marketing and Compensation Committees.
                         Although Mr. Trowell serves on the Compensation
                         Committee, he abstains from voting on decisions which
                         involve his own compensation. He has served as the
                         Chairman and Chief Executive Officer of the Company
                         since its inception in 1987. Mr. Trowell is a Lake
                         City, Florida, native and has been actively involved in
                         commercial banking management in North Florida for over
                         twenty-five years. He has also held management
                         positions with NationsBank of Lake City (and its
                         predecessors), American Bank of Jacksonville, and
                         Barnett Banks, Inc. He is former Chairman of the Board
                         of Trustees of Florida Bankers Insurance Trust. He is a
                         past director of Community Bankers of Florida, past
                         director of the Columbia County Committee of 100, past
                         director of North Central Florida Areawide Development
                         Company, and a former board member and chairman of both
                         Lake City Medical Center and Columbia County Industrial
                         Development Authority.

The following persons served as directors of the Company during 1997. They will not stand for re-election as directors in 1998 and will not serve as such after the Annual Meeting of Shareholders.



C. Lavoye Boggus     65  Mr. Boggus was elected to the Board of Directors of the
                         Company in 1988 and serves on the Executive,
                         Compensation and Marketing Committees. Mr. Boggus is a
                         businessman in Live Oak, Florida, and former long-time
                         director of First Commercial Bank of Live Oak
                         (currently NationsBank). Mr. Boggus served in the
                         United States Navy, is a graduate of Bradley
                         University, and is President of Live Oak Jewelry. In
                         addition, Mr. Boggus is a former member of the Suwannee
                         County Chamber of Commerce.

Seymour Chotiner    74   Mr. Chotiner was elected to the Board of Directors of
                         the Company in 1988 and serves on the Audit, Investment
                         and Marketing Committees. Mr. Chotiner is a long-time
                         resident of Live Oak, Florida, and is presently an
                         inactive licensed real estate broker and a state
                         certified general appraiser . Mr. Chotiner is a
                         graduate of St. John's University Law School and is
                         presently an inactive member of the New

                                       3


                         York and an active member of the Florida Bar
                         Associations. As well as being a self- employed real estate broker and appraiser, Mr. Chotiner has served as an appointed member of the Governing Board for Suwannee
                         River Water Management District, a member of the Steering Committee for the Suwannee County Museum
                         Commission.

Roy C. Dicks        84   Mr. Dicks was elected to the Board of Directors of the
                         Company in 1987 and serves on the Marketing Committee.
                         Mr. Dicks is a retired businessman who owned and
                         operated a trucking and harvesting business in south
                         Florida for forty-three years. Mr. Dicks has formerly
                         worked as a tree farmer and a rancher, and also owned
                         and operated Big D Truck Stop in Lake City, Florida,
                         from 1965 to 1981. In addition, he was a principal
                         shareholder in Columbia County Speedway, a local
                         automobile racetrack, from 1974 to 1980.

Helen B. Real       71   Ms. Real was elected to the Board of Directors of the
                         Company in 1988 and serves on the Audit and Marketing
                         Committees. Ms. Real resides in Lake City, Florida. She
                         is retired, but formerly was President and part owner
                         of Interstate Supply Co., an electrical supply
                         business.

Paul M. Riherd      70   Mr. Riherd was elected to the Board of Directors of the
                         Company in October 1996. Mr. Riherd served as President
                         of the former Farmers and Dealers Bank from 1964
                         through 1993. He is a charter member of Lake Butler
                         Rotary Club and has been a director of Independent
                         Bankers' Bank of Florida. He has also served as a past
                         director for the North Central Florida Regional
                         Planning Council and the Suwannee River Economic
                         Council.

A. Leonard Schlofman 45  Dr. Schlofman was elected to the Board of Directors of the Company in March 1994 and serves on the Audit
                         Committee. He served as director of the former Bradford
                         Bankshares, Inc. Dr. Schlofman is an optometrist and served in the United States Navy from 1979 until 1981, when he went into private practice as Leonard
                         Schlofman, O.D., P.A. He served for 5 years as a prison optometrist for the Florida Department of Corrections and is currently under contract with the Department as a consulting optometrist. In 1996, he was appointed by the Governor to the Florida State Board of Optometry.
                         Dr. Schlofman is active in the Kiwanis, the Chamber of Commerce and the Elk's Club of Starke, Florida and also serves on the legislative committee for the Florida
                         Optometric Association. He was a Bradford County School
                         Board Member from 1982 to 1990.

Jimmie L. Scott     56   Mr. Scott was elected to the Board of Directors of the
                         Company in March 1994. He served as director of the
                         former Bradford Bankshares, Inc. He has been employed
                         by RGC (USA) Mineral Sands, Inc. since 1972 as
                         Secretary/Controller. Mr. Scott is active in several
                         civic and service organizations such as the Chamber of
                         Commerce, the N.A..A.C.P., the Bradford County School
                         Board and the Bradford Association for Retarded
                         Citizens.

T. Allison Scott    55   Mr. Scott was elected to the Board of Directors of the
                         Company in 1988 and serves on the Audit, Investment and
                         Marketing Committees. Mr. Scott, a businessman and
                         lifetime resident of Live Oak, Florida, is CEO and
                         owner of Cheek and Scott Drugs, Inc., and Cheek and
                         Scott Home Health Care. Mr. Scott, who graduated magna
                         cum laude from the University of Georgia School of
                         Pharmacy in 1965,


                                       4

                         presently holds a pharmacist license with both the Florida and Georgia Boards of Pharmacy. Mr. Scott is also an active timber farmer. Mr Scott has served as Vice- Chairman and Chairman of the Suwannee Development
                         Authority.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth, as of March 16, 1998, certain information regarding the beneficial ownership of Company Common Stock by those persons who beneficially own more than 5% of the outstanding shares of Company Common Stock and by each director, by the chief executive officer, and by all executive officers and directors of the Company as a group. Management knows of no person other than those set forth below who owns more than 5% of the outstanding shares of Company Common Stock at March 16, 1998.

    Name of Beneficial Owner,      Amount and Nature of                 Percent of Shares of
Director, or Executive Officer(1)   Beneficial Ownership         Common Stock Outstanding (2)
---------------------------------  ---------------------         ----------------------------
Thomas R. Andrews                          102,000                           4.10%
C. Lavoye Boggus                            42,364   (4)                     1.70%
Audrey S. Bullard                        1,085,165   (3)                    43.65%
Seymour Chotiner                            26,604   (7)                     1.07%
Roy C. Dicks                                67,276                           2.71%
Marvin H. Pritchett                        395,288   (5)                    15.90%
Paul M. Riherd                             148,914   (8)                     5.99%
Helen B. Real                              110,021                           4.43%
A. Leonard Schlofman                        28,391   (6)                     1.14%
Jimmie L. Scott                              4,200                           0.17%
T. Allison Scott                            20,720   (9)                     0.83%
William Streicher                           69,921                           2.81%
K. C. Trowell                            1,085,165   (3)                    43.65%
Voting Trust                             1,085,165   (3)                    43.65%
Directors and Executive                  1,458,358   (3)                    58.66%
Officer as a group (13 persons)

------------------

     (1) The address of all persons listed is 201 North Marion Street, P.O. Box 3239, Lake City, Florida 32056.

     (2) Based on a total of 2,428,385 shares of Common Stock outstanding, plus shares of Common Stock which may be acquired by the beneficial owner, or group of beneficial owners, within 60 days of March 16, 1998, by exercise of 57,687 options. The percentage total differs from the sums of the individual percentages due to differing denominators with respect to each calculation.

     (3) This amount includes the number of shares of Company common stock controlled by the Voting Trust, under the Amended and Restated Voting Trust Agreement, dated December 31, 1996, of which Ms. Bullard and Mr. Trowell are the trustees. As trustees, Ms. Bullard and Mr. Trowell are deemed to be beneficial owners of the full number of shares subject to the Voting Trust. The Voting Trust includes 102,344 shares owned by Ms. Bullard (4.12% of Company Common Stock Outstanding), and 96,731 shares owned and 49,707 currently exercisable options held by Mr. Trowell (5.89% of Company Common Stock). Other parties to the Voting Trust include Roy C. Dicks (67,276 shares), Dale C. Ferguson (102,750 shares), Bobby R. France (29,444 shares), Elizabeth B. Pottle (61,683 shares), Marvin H. Pritchett (395,288 shares), Helen B. Real (110,021 shares) and William Streicher (69,921 shares). In certain circumstances the trustees have the right to exercise all voting power with respect to the stock deposited in the Voting Trust. Unless extended, the Voting Trust will continue in effect until the earlier of (i) December 31, 2001 or (ii) termination of the Voting Trust by the unanimous written consent of all of the members of the Voting Trust.

     (4) Includes 21,000 shares owned by Mr. Boggus' wife of which he shares voting and investment power.

     (5) Includes 48,563 shares owned by New River Developers, 56,851 shares owned by Pritchett Trucking, Inc., 28,846 shares owned by Mid-Florida Hauling, Inc., 20,469 shares owned by Bulldog Trucking and 14,574 shares owned by Mr. Pritchett's wife. Mr. Pritchett shares voting and investment power of all such shares.

     (6) Includes 1,477 shares owned by Dr. Schlofman's wife of which he shares voting and investment power.

     (7) Includes 3,529 shares owned by Mr. Chotiner's wife of which he shares voting and investment power.

     (8) Includes 40,358 shares owned by Mr. Riherd's wife of which he shares voting and investment power.

     (9) Includes 961 shares owned by Mr. Scott's wife of which he shares voting and investment power.

Section 16 (a) Beneficial Ownership Reporting Compliance

     Section 16 (a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers and directors, and any persons owning more than 10 percent of a class of the Company's stock, to file certain reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). During 1997, the executive officers and directors of the Company filed with the SEC on a timely basis all required reports relating to transactions involving equity securities of the Company beneficially owned by them, except that the Voting Trust, whose members are Audrey S. Bullard, R. C. Dicks, Marvin H. Pritchett, Helen B. Real, William Streicher and K.C. Trowell , made one late filing. Mr. Pritchett, Dr. Schlofman, Mr. Trowell and Mr. Boggus each made one late filing related to a 1997 stock transfer, a 1998 stock transfer, stock options granted in 1997 and an amendment of a 1997 stock purchase by Mr. Boggus' spouse, respectively. Mr. A. Scott made two late filings related to amendments of 1995 and 1997 stock purchases by his spouse. Mr. Chotiner made four late filings related to amendments of 1995 and 1997 stock purchases by his spouse, and a 1997 stock transfer. The Company assumes responsibility in the preparation and filing of beneficial ownership reports.

Board of Directors and Standing Committees; Director Compensation

     If elected, the 6 nominees will constitute the Board of Directors of the Company. During 1997, the Board held a total of five regular meetings and two special meetings.

     The Board of Directors maintains an Audit Committee, an Executive Committee and a Compensation Committee, which are described below. Members of these committees are elected annually at the Board meeting immediately following the Annual Meeting of Shareholders. Under the Company's Bylaws, the Board of Directors is authorized to designate other members of the Board to serve in the place of absent members of any committee.

     The Compensation Committee comprises Mr. Andrews, Ms. Bullard, Mr. Boggus, Mr. Pritchett, Mr. Streicher and Mr. Trowell. During 1997 this committee held three meetings. The Compensation Committee is principally responsible for developing and recommending to the Company's Board of Directors stock incentive compensation for the Bank. The Committee is also responsible for
     (1) establishing and recommending to the Bank's Board of Directors the compensation of the Chief Executive Officer of the Company and Bank; (2) establishing and recommending to the Bank's Board of Directors the compensation of other Senior Management of the Company and Bank; (3) periodically reviewing all salary administration and employee benefits; and
     (4) reviewing management succession plans. Mr. Trowell abstains from participating in or voting on actions directly related to his employment and/or compensation arrangements.

     The Executive Committee comprises Mr. Boggus, Ms. Bullard, Mr. Pritchett and Mr. Trowell. During 1997 this committee held three meetings. These committee members also serve on the Executive Loan Committee of the Bank. The Executive Committee is principally responsible for: (1) establishing officers' personal loan authority; (2) establishing loan authority for the Officers' Loan Committee; and (3) approving loans greater than the authority of the Officers' Loan Committee. The Executive Committee additionally recommends to the full Board candidates for the Company and Bank Boards of Directors.

     The Audit Committee comprises Mr. Chotiner, Ms. Real, Dr. Schlofman, Mr. A. Scott and Mr. Streicher, none of whom is an officer of the Company. During 1997 the Audit Committee held four meetings. The principal responsibilities of the Audit Committee are to: (1) oversee the internal controls function with regard to the audit, consumer compliance and loan review plan; (2) review the Company's credit quality review functions and the methods used to test loan quality and the adequacy of the Bank's allowance for loan losses; (3) review any significant audit conclusions; (4) review internal assessments of the adequacy of internal controls; and (5) review the compliance of the Company and Bank with laws and regulations.

     In 1997 all members of the Board attended at least 75% of the meetings of the Board and all committees on which they served except Mr. A. Scott and Mr. J. Scott who each attended 67% of the meetings of the Board.

     No fees were paid to directors for their services as directors or committee members in the year ended December 31, 1997.

Executive Compensation

     Summary of Cash and Certain Other Compensation. The following table sets forth for the fiscal years ended December 31, 1997, 1996 and 1995, the cash compensation paid or accrued by the Company and the Bank, as well as certain other compensation paid or accrued for those years, for services in all capacities to the Chief Executive Officer of the Company and Bank. No executive officer of the Company or Bank, other than the Chief Executive Officer, earned compensation in excess of $100,000 for the fiscal years indicated in the table.

                      Summary Compensation Table (1)

                                                     Long-Term
                                                    Compensation
                         Annual Compensation            Awards
                       -----------------------  ---------------------
      (a)              (b)     (c)        (d)           (g)(2)              (i)
   Name and                                     Securities Underlying    All Other
 Principal Position    Year   Salary($)  Bonus($)   Options/SARs(#)    Compensation($)
-------------------    ----   ---------  -------- -------------------- ---------------
K. C. Trowell,         1997   $172,500   $122,647       17,000             $  7,405 (3)
CEO and President of   1996   $150,000   $106,650           --             $  6,920
the Company and Bank   1995   $136,980   $ 67,500           --             $  4,500

    (1) Columns (e), (f) and (h) relating, respectively, to "other annual compensation," "restricted stock awards," and "LTIP payouts," have been deleted because no compensation required to be reported in such columns was awarded to, earned by, or paid to the named executive officer during the fiscal years ended December 31, 1997, 1996 and 1995. Non-cash perquisites are not disclosed in this table because the aggregate value of such perquisites to the named executive officer does not exceed the lesser of $50,000 or 10% of total annual salary and bonus.

    (2) All information in this column relates to options. CNB has not granted any stock appreciation rights ("SARs").

    (3) Matching contribution to 401 (k) of $4,750 and payment of premium for Group Term Life Insurance of $2,655.

Stock Options. The following table sets forth the options which were granted during the fiscal year ended December 31, 1997.

                    Option/SAR Grants in Last Fiscal Year(1)
                                Individual Grants

         (a)                       (b)                      (c)                (d)                   (e)
                                                 % of Total Options/SARs    Exercise or
                              Options/SARs               Granted to         Base Price           Expiration
         Name                 Granted(#)       Employees in Fiscal Year        ($/share)              Date
      ----------              ------------     -------------------------    -------------        ------------
     K. C. Trowell               17,000                   100.0%                  $ 14.00              (2)

---------------

     (1) All information in this table relates to options. The Company has not granted any SARs.

     (2) Options become exercisable in the amount of 3,400 options annually beginning November 1, 1997 and continuing each year until November 1, 2001, with corresponding expiration dates beginning November 1, 2007 and continuing each year until November 1, 2011.

     Option Exercises and Holdings. The following table sets forth information with respect to the executive officer listed in the Summary Compensation Table concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year.

           Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values (1)

     (a)             (b)                  (c)                    (d)                 (e)
                                                          Number of Unexercised Value of Unexercised In-
                                                          Options/SARs at Fiscal  the-Money Options/SARs
                                                               Years End           at Fiscal Year End(2)
                                                          ---------------------- -----------------------
                                                                  (#)                     ($)
                 Shares Acquired      Value Realized          Exercisable/            Exercisable/
      Name        on Exercise (#)                ($)          Unexercisable           Unexercisable
   ---------     ----------------     ---------------         --------------         ---------------
K. C. Trowell        --                   --                 49,707 / 20,851        $307,093 / $32,428

---------------

     (1) All information in this table relates to options. The Company has not granted any SARs.

     (2) There are few transactions involving Company Common Stock, and therefore, the market value of Company Common Stock as of December 31, 1997, is not readily discernable. On July 15, 1997, the Company completed a stock offering to existing shareholders, in which common stock was sold at $14.00 per share. Actual trades in the Company's common stock closest to December 31, 1997 were at $14.00 per share and that value is used herein. Based on a market value of $14.00 per share, all of the exercisable options were in-the-money, at a value of $307,093. The unexercisable options have exercise prices at or less than $14.00 per share, and are in-the-money, at a value of $32,428.

     Employment Agreements. The Company and Bank entered into an employment agreement with Mr. Trowell on August 3, 1987, which was amended on July 19, 1990, December 17, 1992, July 20, 1994, November 15, 1995 and March 18,
     1998. The employment agreement, as amended, provides that Mr. Trowell's base salary shall be $250,000 effective January 1, 1998. In addition to his present base salary, Mr. Trowell would immediately become eligible for cash bonuses based on the Company's improvement on earnings as a percentage of average equity. The potential bonus is 5% of base for each 1% or fraction thereof change in Return on Average Equity ("ROAE") with 7% ROAE as the qualifying threshold. The equity target range is 7.50% of average assets and this target is used in periods when excess equity is available. The minimum asset growth target is 15%. In years when the Company experiences asset growth less than 15%, Mr. Trowell's total bonus shall be reduced by 2.50% for each one (1) percent of growth less than target rates with the maximum reduction not to exceed 37.5% of total bonus. Extraordinary charges to expenses, such as expansion of the number of branches by more than 20% in any given year, will result in crediting back net operating losses for the applicable "excess" new branches for a period of two (2) years following the opening of the "excess" branches. In the case of acquisitions or mergers, where earnings dilution is expected when the transaction is renegotiated, total earnings will be adjusted in a proportionate manner. Beginning in 1999, base salary shall change annually to reflect increases in the CPI Index for the prior year. In 1997, the Company accrued $122,647 as Mr. Trowell's incentive bonus based on a ROAE of 15.10%, which was paid to Mr. Trowell in January, 1998. The ROAE for 1996 of 15.10% (excluding the one-time SAIF assessment) was used to calculate Mr. Trowell's bonus because the Company had excess equity resulting from the July, 1997 rights offering. Under the employment agreement, Mr. Trowell also receives use of an automobile and membership in a local country club, as well as life and medical disability insurance equal to that provided to other officers of the Bank. The term of Mr. Trowell's employment agreement is three years. Unless written notification is provided by either the Bank or Mr. Trowell by August 1 of each year, the employment agreement will extend an additional year, thereby in effect requiring a three-year advance notice by either party who desires to terminate the agreement. Pursuant to the employment agreement, Mr. Trowell has been granted stock options to purchase 70,558 shares of Company Common Stock at prices ranging from $6.11 per share to $14.00 per share, which options qualify to be exercised at varying dates between April 15, 1990, and November 1, 2001. The stock options may be exercised at any time during the ten-year period following the date on which the options qualify to be exercised. However, the full amount of these stock options may be exercised immediately upon the event of disability, death, termination of employment except for cause, or change in control of 30% or more of the Company Common Stock to a common interest.

PROPOSAL 2: Approval of the Performance-Based Incentive Plan of CNB, Inc.

At the Annual Meeting, shareholders will be asked to consider and vote on the Performance-Based Incentive Plan (the "Plan"). The Plan establishes the types of objectives used to measure and compensate for annual and long-term performance. The Plan also allows for the reservation for future issuance of a total of 270,000 shares of common stock, of which no more than 70,000 shares may be used for restricted stock awards. The Plan is designed to motivate officers, senior management, key employees and directors of the Company to continue their efforts to improve the success and the growth of the Company and to encourage them to remain with the Company.

The Plan will provide for performance-based annual cash incentive awards to officers and senior management of the Company and the Bank. Additionally, the Plan will provide for the grant of incentive and non-qualified stock options, stock appreciation rights ("SARs"), performance units and/or restricted stock to key employees of the Company and the Bank, and non-qualified stock options to the Company's non-management directors. The inclusion in the Plan of various types of long-term incentives is not an indication that those incentives will necessarily be awarded. Rather, various types of incentives are included so that the Company will have the flexibility to tailor awards in the future in a fashion that will best motivate the recipients.

The Board of Directors of the Company may amend or terminate the Plan at any time. However, certain amendments may not be adopted without the approval of the shareholders, including any amendment that would increase the total number of shares issuable under the Plan, alter the class of eligible employees or increase the total award payable to the Chief Executive Officer.

The following is a summary of certain provisions of the Plan, a copy of which is attached as Appendix A to this proxy statement. The summary set forth below does not purport to be complete and is qualified in its entirety by reference to provisions of the Plan.

     Annual Incentive Component

The Company adheres to the principle of pay-for-performance. The annual incentive component of the Plan is an integral part of the Company s compensation program, tying annual cash incentive awards for officers to the achievement of specific financial goals. Other senior management is also eligible to participate in the annual incentive component of the Plan, but with accountability for various business unit measures such as earnings, return on equity, overhead ratio, asset quality, product sales and specific individual objectives, as well as Company financial goals.

The annual incentive component of the Plan is administered by the Compensation Committee (the "Committee"), which will consist of five outside directors, none of whom has ever been an employee of the Company or any subsidiary. The Committee establishes written financial goals for officers at the beginning of each year. These goals are objective, with threshold, target and maximum performance levels, and corresponding award payouts. Goals are based on the Company's business plan approved by the Board of Directors. Before any payout can occur, the Committee must certify that the established goals were satisfied. The maximum annual incentive is set at sixty-five percent of salary for each position, in no event to exceed $200,000.

     Long-Term Incentive Component

The long-term incentive component of the Plan provides for the grant of incentive and non-qualified stock options, SARs, performance units and/or restricted stock to officers, senior management and key employees of the Company and the Bank, and non-qualified stock options to the Company s non-management directors, as specifically described below. If the Plan is approved, a total of 270,000 shares of common stock, of which no more than 70,000 shares may be used for restricted stock awards, will be reserved for issuance. That number is subject to possible adjustment for stock dividends, stock splits and other changes in the Company's capitalization and corporate structure. The maximum number of shares of common stock or common stock equivalents that may be subject to an award under the Plan to any eligible participant may not exceed 30,000 shares over any period of three consecutive fiscal years of the Company. The common stock subject to the Plan may be authorized but unissued shares or shares purchased or otherwise acquired by the Company for use in the Plan, as determined from time to time by the Committee.

The long-term incentive component of the Plan is administered by the Committee. Subject to the provisions of the Plan and the approval of the Board of Directors, the Committee determines which officers, senior managers or key employees, if any, will be granted awards, and the type, amount and timing of the awards. Awards granted by the Committee may consist of incentive stock options, non-qualified stock options, restricted stock, SARs, which may be payable in cash or the Company's common stock, performance units or any combination of the above. Awards of non-qualified stock options to non-management directors of the Company are not discretionary.

All stock options and SARs will become fully exercisable, all performance units will be payable, and all restrictions on restricted stock awards will expire upon the occurrence of the Acceleration Events described in Appendix A.

Stock options, SARs, restricted stock awards and performance units granted under the Plan are non-transferable except by gift to certain immediate family members with approval of the Committee, by will, by the laws of descent and distribution, or by a qualified domestic relations order (a "QDRO"), as defined by the Code or ERISA, and during the grantee s lifetime may only be exercised by the grantee or by the guardian or legal representative of such grantee or pursuant to a QDRO. In addition, stock options and SARs are only exercisable, restricted stock awards are only earned and performance units are only payable while the grantee is an employee or director, as applicable, of the Company, or, for stock options and SARs, within three (3) or twelve (12) months from the date of termination of employment depending on the reason for termination. Except for awards to non-management directors of the Company, the exercise period for stock options and SARs may be extended by the Committee. The extension period may not exceed sixty (60) months following termination. Restricted stock awards and performance units are earned on a pro-rata basis if termination occurs due to death, disability or retirement before certain financial objectives are met, and immediately if only length of service objectives must still be met by the participant.

For grants to participants other than the Company's non-management directors, and subject to the terms of the Plan, the Committee has discretion to accept the surrender of or modify outstanding awards and grant new awards in substitution for them, provided that the modification does not adversely alter or impair any rights or obligations without the participant s consent and does not constitute repricing as such term is defined in 17 CFR 229.402(i)(1).

The Plan permits participants to elect to pay their taxes due upon the exercise of options or SARs or upon the vesting of restricted stock awards through the withholding of a portion of the shares issuable with a fair market value equal to the taxes due. In connection with any grant or exercise of an award, the Plan also permits the Committee to provide for a supplemental cash payment to participants, excluding non-management directors. Any such payment may not be greater than the lesser of : (a) the difference between the option price and the fair market value of the underlying shares on the date the option is exercised (the spread ); or (b) the spread multiplied by the ratio of the maximum federal income tax rate payable by an employee on the spread to 50 percent (except that, with respect to restricted stock, SARs or performance units, the spread shall be the difference between the amount paid for the restricted stock, SAR or performance unit, as applicable, and the fair market value of the common stock (or cash) distributed).

     Stock Options. Incentive stock options and non-qualified stock options (collectively Stock Options ) granted under the Plan must be granted at a per share option price at least equal to the fair market value per share of the common stock on the date of grant. The option price may be paid in cash, in shares of common stock or through the surrender of Stock Options or SARs, or, for non-qualified stock options, other contingent awards determined to be consistent with Plan purposes and applicable law, as specified by the Committee at the time of the grant.

The term of any Stock Option may not exceed ten (10) years. The Committee retains the right to establish vesting schedules for each award. It is anticipated that Stock Options will become exercisable with 50 percent of the total number of shares covered by the Stock Option becoming exercisable on the third anniversary of the date the Stock Option is granted, and an additional 25 percent of the shares becoming exercisable on each of the fourth and fifth anniversaries of the grant, unless the Committee specifies otherwise at the time of grant.

Incentive stock options granted under the Plan are entitled to special tax treatment under Section 422 of the Code. The grant of an incentive stock option will not result in taxable income to the optionee or an income tax deduction for the Company either at the time of grant or at the time of exercise. However, when an optionee exercises an incentive stock option, he or she must generally include as alternative minimum taxable income in the year of exercise the difference between the fair market value of the shares on the date of the exercise and the option price. If the optionee does not dispose of the shares of common stock received upon exercise of incentive stock options within two (2) years after the incentive stock option is granted and holds the shares at least one (1) year after exercise, he or she will realize long-term capital gain or loss on the sale of such shares, and the Company will not be entitled to an income tax deduction. Otherwise, the optionee must report in the year of disposition the difference between the fair market value of the shares on the date of exercise (or the amount realized, if less) and the option price as ordinary income. Any gain realized on the disposition in excess of the amount treated as ordinary income will be treated as a capital gain. The Company will be allowed a federal income tax deduction equal to the ordinary income, if any, recognized by the optionee.

Non-qualified stock options granted under the Plan are not entitled to special tax treatment under Section 422 of the Code. The grant of a non-qualified stock option will not result in taxable income to the optionee or an income tax deduction to the Company at the time of grant. An optionee who exercises a non-qualified stock option will generally recognize ordinary income in the year of exercise in an amount equal to the difference between the fair market value of the shares at the time of exercise and the option price. The Company is permitted an income tax deduction equal to the amount of ordinary income the optionee is required to recognize as a result of the exercise of a non-qualified stock option.

Each active non-management director of the Company will receive an initial option to purchase 1,000 shares of Company stock at the director s first Board of Directors meeting after election as a director, or, for current directors, on the date of approval of the Plan. Active non-management directors will also receive an option to purchase 1,000 shares of Company stock at each subsequent Annual Meeting of Shareholders.

     Restricted Stock Awards. Under the Plan, the Committee may also grant restricted stock awards to key employees under stock agreements imposing sale, transfer or encumbrance restrictions for a specified period of time, or such other restrictions as the Committee may determine, including forfeiture provisions in the event the participant s employment terminates before a certain date. Restricted stock awards will be earned by an employee as certain management objectives established at the time of grant (the Management Objectives ) are met. The Management Objectives may be the participant s length of service and/or specified levels of earnings, return on assets, leverage ratio, earnings-per-share, overhead ratio, loan loss reserve ratio, or return on equity achieved by the Company or the subsidiary, department or function of the Company in which the participant is employed, whether in relation to the Company s business plan or as against an industry peer group. If the participant s employment terminates prior to the end of the performance period and the Committee determines that the applicable Management Objectives have been met, the participant will be deemed to have earned a pro-rata portion of the award based on the number of months employed compared to the number of months in the performance period.

The grant of restricted stock awards will not result in taxable income to the participant or an income tax deduction for the Company until the restricted stock is transferable or is not subject to a substantial risk of forfeiture. When the restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will report as ordinary income and the Company will be allowed an income tax deduction equal to the fair market value of the stock at that time.

Except for restrictions upon the sale, transfer or encumbrance of shares, the recipient of a restricted stock award will have all other rights of a holder of common stock, including dividend rights and voting rights, except that the recipient will have no voting rights until Management Objectives, other than length of service, have been met. Dividends payable on restricted stock awards subject to Management Objectives other than length of service will be accumulated but not paid to a participant until such Management Objectives are met. If a share of restricted stock subject to Management Objectives other than length of service is forfeited, accumulated dividends on this share of restricted stock will also be forfeited by the participant and will revert to the Company.

     Stock Appreciation Rights. The Plan will permit the Committee to award SARs to participants. The exercisability, vesting, duration and other terms and conditions of SARs shall be determined by the Committee, but in no event may the term of an SAR exceed ten (10) years. No SAR may be exercised until six (6) months have elapsed since the date of grant, unless the death or disability of a participant occurs within such six (6) month period. Upon exercise of an SAR, a participant shall receive an amount determined by multiplying: (a) the excess of the fair market value of a share of the Company s common stock on the date preceding the date of exercise of such SAR over the per share exercise price of any Stock Option granted in connection with the SAR by (b) the number of shares of common stock as to which the SAR is being exercised. The Committee has discretion to determine whether an SAR is payable in common stock, cash or a combination of both.

     Performance Units. The Plan will give the Committee discretion to award performance units to participants. Each performance unit has a cash value equal to the fair market value of one (1) share of the Company's common stock. The Committee has discretion to determine the terms and conditions of a performance unit award, including the number of performance units granted to a participant and the Management Objectives as defined above which must be achieved by the participant before the performance unit is payable. During the performance period, a participant may have the right to receive amounts equal to dividends paid on the Company's common stock as determined by the Committee at the time of the grant. Upon the expiration of the applicable performance period and the Committee s determination that the Management Objectives have been met, the Company shall distribute cash to the participant equal to the fair market value of one (1) share of the Company's common stock on the date of distribution multiplied by the number of performance units earned. If the participant s employment terminates prior to the end of the performance period and the Committee determines that the applicable Management Objectives have been met, the participant will be deemed to have earned a pro-rata portion of the award based on the number of months employed compared to the number of months in the performance period.

The Board of Directors believes that the Plan will give the Company flexibility to motivate, reward and retain officers, senior management, key employees and directors who contribute to the Company's annual and long-term success in building shareholder value. In order for incentive stock options under the Plan to receive the intended special tax treatment, the Plan must receive the affirmative vote of a majority of the votes cast on the issue at the Annual Meeting of Shareholders, provided that a quorum is present. Votes shall be counted as described in Voting Procedures on page 1. Proxies solicited by the Board will be voted for approval of the Plan, unless shareholders specify a contrary choice in their proxies.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR APPROVAL OF THE COMPANY S PERFORMANCE-BASED INCENTIVE PLAN.

Certain Relationships and Related Transactions

     During the last two (2) fiscal years, the Bank loaned funds to certain of the Company's executive officers and directors in the ordinary course of business, on substantially the same terms as those prevailing at the time for comparable transactions with other customers, and which did not involve more than the normal risk of collectability or present other unfavorable features.

Independent Certified Public Accountants

     On October 24, 1997, the Company terminated its relationship with its independent certified accountants, Osburn, Henning and Company, and on October 24, 1997, engaged Arthur Andersen LLP as its independent certified accountants. Osburn, Henning and Company's reports on the consolidated financial statements of the Company for fiscal years 1995 and 1996 contains no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Company's Board of Directors. With respect to the Company's consolidated financial statements for fiscal years 1995 and 1996 and the subsequent interim periods preceding the change in accountants, there were no disagreements between the Company and Osburn, Henning and Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Osburn, Henning and Company, would have caused it to make reference to the subject matter or the disagreement in connection with its report. Representatives of Arthur Andersen LLP will not be present at the Annual Meeting of Shareholders.

Shareholder  Proposals

     Shareholders who wish a proposal to be included in the Company's Proxy Statement and form of proxy relating to the 1999 Annual Meeting should deliver a written copy of their proposal to the principal executive offices of the Company no later than November 20, 1998. Proposals should be directed to Joyce Bruner,

     Corporate Secretary, CNB, Inc., P.O. Box 3239, Lake City, Florida 32056. Proposals must comply with the SEC proxy rules relating to shareholder proposals in order to be included in the Company's proxy materials.

Annual Report; Form 10-KSB

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1997, is being provided to each shareholder simultaneously with delivery of this Proxy Statement. Additional copies of the Annual Report to Shareholders or copies of the Company's Annual Report on Form 10-KSB, filed with the Securities and Exchange Commission, may be obtained by writing to Joyce Bruner, Corporate Secretary, CNB, Inc., P.O. Box 3239, Lake City, Florida 32056.

Other Matters

     As of the date of this Proxy Statement, the Board of Directors of CNB does not anticipate that other matters will be brought before the Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting of Shareholders, the persons appointed as proxies will have the discretion to vote or act thereon according to their best judgment.

Cost of Solicitation

     The cost of solicitation of proxies will be borne by the Company, including expenses in connection with the preparation and mailing of this proxy statement.

     Dated March 27, 1998

     Holders of CNB Common Stock are requested to complete, date and sign the accompanying form of proxy and promptly return it to CNB in the enclosed, self-addressed postage paid envelope.

                               APPENDIX A

                    PERFORMANCE-BASED INCENTIVE PLAN

                                   OF
                                CNB, INC.


                              I.  GENERAL

     1.1  Purpose of the Plan

The 1998 Performance-Based Incentive Plan (the "Plan") of CNB, Inc. (the "Company") is intended to advance the best interests of the Company and its subsidiary, CNB National Bank (the "Bank") by providing annual and long-term incentives to officers, senior management and key employees who have substantial responsibility for corporate management and growth. Specifically, the annual incentive component of the Plan provides for performance-based cash incentive awards to officers and senior management, and the long-term incentive component of the Plan provides for performance-based incentive awards to key employees through the grant of options to purchase shares of common stock, $.01 par value, of the Company (the "Common Stock"), restricted stock, stock appreciation rights and performance units, thereby increasing the personal stake of participants in both the annual and long-term success and growth of the Company and encouraging them to remain in the employ of the Company. In addition, the long-term incentive component of the Plan provides for performance-based incentive awards to non-employee members of the Board of Directors ("Directors") of the Company through the grant of options to purchase Common Stock.

     1.2  Administration of the Plan

The Plan shall be administered by the Compensation Committee or other designated committee (the "Committee") of the Board of Directors of CNB, Inc. which shall consist solely of two or more directors meeting the definition of outside directors under Treas. Reg. Section 1.162-27(e)(3).

The Committee shall have full and final authority in its discretion to interpret conclusively the provisions of the Plan as it may deem advisable, to adopt such rules and regulations for carrying out the Plan as it may deem advisable; to decide all questions of fact arising in the application of the Plan; and to make all other determinations necessary or advisable for the administration of the Plan.

The Committee shall meet once each fiscal year, and at such additional times as it may determine or at the request of the chief executive officer of the Company, to designate the eligible participants, if any, to be granted awards under the Plan and the type and amount of such awards and the time when such awards will be granted. No such designation by the Committee shall be effective as a grant of an award under the Plan until approved by the Board of Directors of the Company; provided, however, that the Board of Directors may empower the Committee to grant such awards without approval by the Board of Directors. The Committee exercises no discretion with respect to awards of stock options to Directors under the long-term incentive component of the Plan, except as set forth in Section 7.9 below. All awards granted under the Plan shall be on the terms and subject to the conditions hereinafter provided.

     1.3  Eligible Participants

Officers and senior management of the Company and the Bank shall be eligible to participate in the annual incentive component of the Plan. Key employees, including officers and senior management of the Company and the Bank, shall be eligible to participate in the long-term incentive component of the Plan. Any recipient of an award under this Plan is hereinafter referred to as a "Participant". Directors who are not employees of the Company are eligible to participate in the Plan only to the extent and in the manner described in
Section 7.5 below.

     1.4  Annual Incentive Component

The Committee establishes written, objective financial goals for the executive officers named in the Summary Compensation Table of the Company's proxy statement (the "Named Executive Officers") at the beginning of each year. Financial goals for the Named Executive Officers may include Company earnings-per-share ("EPS"), return on equity, overhead ratio, asset quality and product sales. Goals include threshold, target and maximum performance levels and corresponding award payouts. Goals are based on the Company's business plan as approved by the Board of Directors of the Company. Before any payout can occur, the Committee must certify that performance goals were satisfied. Officers and senior management are also eligible to participate in the annual incentive component of the Plan, but with accountability for various business unit measures such as earnings, return on equity, overhead ratio, asset quality and product sales and specific individual objectives, as well as Company financial goals.

The maximum annual incentive is set at sixty-five percent of salary for each position, in no event to exceed $200,000. Awards under the annual incentive component are in the form of cash.

     1.5  Awards under Long-Term Incentive Component

Awards under the long-term incentive component of the Plan may be in the form of Incentive Stock Options (as described in Article II), Non-Qualified Stock Options (as described in Article III), Restricted Stock (as described in Article
IV), Stock Appreciation Rights (as described in Article V), Performance Units (as described in Article VI) or any combination thereof. Awards to Directors may only be in the form of Non-Qualified Stock Options (as described in Article
III).

     1.6  Limitation on Awards under Long-Term Incentive Component

The aggregate number of shares of Common Stock and restricted stock, including but not limited to shares reserved for issuance pursuant to the exercise of options, which may be granted or issued under the terms of the Plan may not exceed 270,000 shares. Of this aggregate limit, the aggregate number of shares of restricted stock which may be granted or issued under the terms of the Plan may not exceed 70,000 shares. The maximum number of shares of Common Stock that may be subject to grants under the long-term incentive component of the Plan to a Participant may not exceed 30,000 shares of Common Stock over any period of three (3) consecutive fiscal years of the Company. Whenever any outstanding grant or portion thereof expires, is canceled or forfeited or is otherwise terminated for any reason without having been exercised or vested, or without payment having been made in respect of the entire grant, the Common Stock allocable to the expired, forfeited, canceled or otherwise terminated portion of the grant may again be the subject of further grants hereunder.

Notwithstanding the foregoing, the number of shares of Common Stock available for grants at any time under the Plan shall be reduced to such lesser amount as may be required pursuant to the methods of calculation necessary so that the exemptions provided pursuant to Rule 16b-3 under the Exchange Act will continue to be available for transactions involving all current and future grants. In addition, during the period that any grants remain outstanding under the Plan, the Committee may make good faith adjustments with respect to the number of shares of Common Stock attributable to such grants for purposes of calculating the maximum number of shares of Common Stock available for the granting of future grants under the Plan, provided that following such adjustments the exemptions provided pursuant to Rule 16b-3 under the Exchange Act will continue to be available for transactions involving all current and future grants.

     1.7  Other Compensation Programs

The adoption of the Plan contemplates the continuation of all existing incentive compensation plans of the Company which were discontinued and in no way limits or is limited by the operation, administration or amendment of any such plans. The existence and terms of the Plan shall not limit the authority of the Board of Directors in compensating employees of the Company in such other forms and amounts as it may determine from time to time.

                          II. INCENTIVE STOCK OPTIONS

     2.1  Terms and Conditions

Subject to the following provisions in this Article II, all Incentive Stock Options shall be in such form and upon such terms and conditions as the Committee, in its discretion, may from time to time determine and shall be awarded under the long-term incentive component of the Plan.

     2.2  Qualified Stock Options

Incentive Stock Options shall, at the time of grant, be in such form and upon such terms and conditions as may be required in order that such options will constitute Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2.3  Option Price

The option price per share shall be at least the Fair Market Value (as defined in section 8.13 of this Plan) of the Common Stock on the date the Incentive Stock Option is granted.

     2.4  Term of Option

The term of an Incentive Stock Option shall not exceed ten (10) years from the date of grant.

     2.5  Payment

Payment for shares for which an Incentive Stock Option is exercised shall be made in such manner and at such time or times as shall be provided by the Committee at the time of grant, in cash, in Common Stock, including restricted stock, through the surrender of stock options or stock appreciation rights, or any combination thereof.

     2.6  Exercise of Option

Incentive Stock Options shall be exercisable in whole or in part after completion of such periods of service as the Committee shall specify when granting the options; provided, however, that in the absence of any Committee specification to the contrary, and subject to Sections 2.7 and 2.8, (1) fifty percent (50%) of the shares subject to the Incentive Stock Option shall become exercisable with respect to such shares on the third anniversary of the date of grant of the Incentive Stock Option and (2) on each of the next two anniversaries of the date of the grant, an additional twenty five percent (25%) of the shares subject to the Incentive Stock Option shall become exercisable with respect to such shares. In no event, however, and notwithstanding Sections
2.7 and 2.8, shall an Incentive Stock Option be exercised after the expiration of ten (10) years from the date of grant.

     2.7  Termination of Employment

A Participant's Incentive Stock Options shall expire three months after the termination of the Participant's employment for any reason other than death, disability (as determined by the Committee) or retirement (under the applicable retirement program of the Company or as otherwise determined by the Committee), and shall be limited to the shares of Common Stock which could have been purchased by the Participant at the date of termination of employment.

     2.8  Termination of Employment by Reason of Death, Disability or Retirement

Upon the termination of a Participant's employment by reason of death, disability (as determined by the Committee), or normal retirement (under the applicable retirement program of the Company or as otherwise determined by the Committee), Incentive Stock Options held at the termination date by such Participant shall be exercisable, irrespective of whether the options were fully exercisable in accordance with Section 2.6 on that date. The Participant's Incentive Stock Options shall expire unless exercised within one year from the date of such termination unless otherwise established by the Committee.

In the case of termination of a Participant's employment (1) with at least 20 years of employment or (2) by reason of early retirement within the meaning of the applicable retirement plan, Incentive Stock Options which may be exercised shall be limited to the shares which could have been purchased by the Participant at the date of such early retirement, except that the Committee, in its discretion, may waive the vesting requirements of Section 2.6. The Participant's Incentive Stock Options shall expire unless exercised within one year from the date of such termination.

Notwithstanding the foregoing, the tax treatment available pursuant to Section 422 of the Code upon the exercise of an Incentive Stock Option will not be available to a Participant who exercises any Incentive Stock Option more than three months after termination of employment due to retirement, or who, in the event of waiver of the vesting requirements of Section 2.6, obtains the right to exercise for the first time Incentive Stock Options having an aggregate fair market value, determined at the date of issue, exceeding $100,000.

The Committee may, at any time on or before the termination of the exercise period of the Participant's Incentive Stock Options, extend the exercise period if the Participant's employment is terminated for a reason specified in this section. If so extended, the term of the exercise period shall expire on the date specified by the Committee, which date shall be no later than the date which is 60 months following the date of the Participant's termination of employment. If such extension could adversely affect the Participant's federal income tax treatment of the Incentive Stock Option at the time of extension or exercise, the extension shall only be made with the consent of the Participant. In no event may the term of an Incentive Stock Option, including extensions, exceed the term set forth in Section 2.4.

     2.9  Special Rule for 10 Percent Shareholders

If, at the time an Incentive Stock Option is granted, a Participant owns stock representing more than 10 percent of the total combined voting power of all classes of stock of the Company, then the terms of the Incentive Stock Option shall specify that the option price shall at the time of grant be at least 110 percent of the Fair Market Value of the stock subject to the option and such option shall not be exercisable after the expiration of five (5) years from the date such option is granted.

     2.10 Notice of Disposition

If a Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of a share or shares of Common Stock issued to such Participant pursuant to the exercise of an Incentive Stock Option within the two year period commencing on the day after the date of the grant or within the one year period commencing on the day after the date of transfer of such share or shares to the Participant pursuant to such exercise, the Participant shall, within ten (10) days of such disposition, notify the Company thereof by delivery of written notice to the Company at its principal executive office.

     2.11 Acceleration Event

Notwithstanding anything herein to the contrary, if an Acceleration Event (as defined in Section 8.14) has occurred, then all of the shares subject to the Incentive Stock Option shall immediately become exercisable with respect to such shares on the date such Acceleration Event occurred.

                        III. NON-QUALIFIED STOCK OPTIONS

     3.1  Terms and Conditions of Options

Subject to the following provisions, all Non-Qualified Stock Options shall be in such form and upon such terms and conditions as the Committee, in its discretion, may from time to time determine. Non-Qualified Stock Options shall be awarded under the long-term incentive component of the Plan.

     3.2  Non-Qualified Stock Options

The terms of a Non-Qualified Stock Option shall, at the time of grant, provide that it will not be treated as an incentive stock option within the meaning of
Section 422 of the Code.

     3.3  Option Price

The option price per share shall be at least the Fair Market Value of the Common Stock on the date the Non-Qualified Stock Option is granted.

     3.4  Term of Option

The term of a Non-Qualified Stock Option shall not exceed ten (10) years from the date of grant.

     3.5  Payment

Payment for shares for which a Non-Qualified Stock Option is exercised shall be made in such manner and at such time or times as shall be provided by the Committee at the time of grant, in cash, in Common Stock, including restricted stock, through the surrender of stock options or stock appreciation rights, or any combination thereof, or other contingent grants which the Committee determines is consistent with the Plan's purposes and applicable law.

     3.6  Exercise of Option

Non-Qualified Stock Options shall be exercisable in whole or in part after completion of such periods of service as the Committee shall specify when granting the options; provided, however, that in the absence of any Committee specification to the contrary, and subject to Sections 3.7 and 3.8, (1) fifty percent (50%) of the shares subject to the Non-Qualified

Stock Option shall become exercisable with respect to such shares on the third anniversary of the date of grant of the Non-Qualified Stock Option and (2) on each of the next two anniversaries of the date of the grant, an additional twenty-five percent (25%) of the shares subject to the Non-Qualified Stock Option shall become exercisable with respect to such shares. In no event, however, and notwithstanding Sections 3.7 and 3.8, shall a Non-Qualified Stock Option be exercised after the expiration of ten (10) years from the date of grant.

     3.7  Termination of Employment

A Participant's Non-Qualified Stock Options shall expire three months after the termination of the Participant's employment for any reason other than death, disability (as determined by the Committee) or retirement (under the applicable retirement program of the Company or as otherwise determined by the Committee), and shall be limited to the shares which could have been purchased by the Participant at the date of termination of employment.

     3.8  Termination of Employment by Reason of Death, Disability or Retirement

Upon the termination of a Participant's employment by reason of death, disability (as determined by the Committee) or retirement (under the applicable retirement program of the Company or as otherwise determined by the Committee), Non-Qualified Stock Options held at the termination date by such Participant shall be exercisable, irrespective of whether the options were fully exercisable in accordance with Section 3.6 on that date. The Participant's Non-Qualified Stock Options shall expire unless exercised within one year from the date of such termination unless otherwise established by the Committee.

The Committee may, at any time on or before the termination of the exercise period of the Participant's Non-Qualified Stock Options, extend the exercise period if the Participant's employment is terminated for a reason specified in this section. If so extended, the term of the exercise period shall expire on the date specified by the Committee, which date shall be no later than the date which is 60 months following the date of the Participant's termination of employment. In no event may the term of a Non-Qualified Stock Option, including extensions, exceed the term set forth in Section 3.4.

     3.9  Acceleration Event

Notwithstanding anything herein to the contrary, if an Acceleration Event has occurred, then all of the shares subject to the Non-Qualified Stock Option shall immediately become earned and the Non-Qualified Stock Option shall become exercisable with respect to such shares on the date such Acceleration Event occurred.

                           IV. RESTRICTED STOCK AWARDS

     4.1  Restrictions

Restricted Stock may be granted to a Participant by the Committee under a Restricted Stock agreement. Such agreement shall specify the number of shares granted and the conditions and terms of the restrictions. Such restrictions shall lapse for all or part of the shares granted upon satisfaction of specified Management Objectives (as defined below) within a specified Performance Period (as defined below). Restricted Stock, with restrictions noted on the face of the certificates, shall be issued in the name of the Participant and deposited with the Company or its designee during the Performance Period. Restricted Stock shall be awarded under the long-term incentive component of the Plan.

     4.2  Management Objectives

Restricted Stock shall be deemed to have been earned by a Participant based upon achievement of Management Objectives specified by the Committee at the time of grant. Management Objectives may be the Participant's length of service and/or specified levels of earnings, return on assets, overhead ratio, earnings-per-share, leverage ratio, loan loss ratio, or return on equity achieved by the Company or any department or function of the Company in which the Participant is employed, whether in relation to the Company's business plan or as against an industry peer group. Management Objectives relating to any particular grant of Restricted Stock need not be the same as those relating to any other grant, whether made at the same or a different time.

     4.3  Performance Period

The Performance Period with respect to Restricted Stock shall be the period of time within which the Management Objectives relating to that grant are to be achieved. The Committee shall determine the length of the Performance Period, which shall commence on the date of grant of Restricted Stock and shall be at least one year.

     4.4  Earning of Restricted Stock

The Committee shall, promptly after the date on which the necessary financial or other information for a particular Performance Period becomes available, determine the extent to which the restrictions on Restricted Stock have lapsed through Participant's achievement of the relevant Management Objectives other than length of service. Upon determination by the Committee that relevant Management Objectives other than length of service have been achieved, the number of shares of Restricted Stock shall be fixed and accumulated dividends shall be paid as set forth in Section 4.5. Restricted Stock shall not be considered earned until such time as all restrictions lapse.

     4.5  Rights as Shareholder

Except as otherwise provided in this Article IV, the Participant shall have all rights as a shareholder, including dividend rights and voting rights with respect to the Restricted Stock. During the Performance Period and subject to the restrictions set forth in this Article IV, a Participant has the right to receive the dividends paid on the Common Stock at the same time and in the same amount as other shareholders of the Company; provided, however, that any dividends payable on Restricted Stock subject to Management Objectives other than length of service shall be accumulated and become payable when such Management Objectives other than length of service have been met in accordance with Section 4.4. If the Committee determines that the Management Objectives other than the length of service have not been met within the Performance Period, dividends on any such unearned Restricted Stock shall revert to the Company. Restricted Stock subject to Management Objectives other than length of service shall have no voting rights.

     4.6  Termination of Employment

If any Participant's employment has terminated due to the Participant's death, disability (as determined by the Committee) or retirement (under the applicable retirement program of the Company or as otherwise determined by the Committee) prior to the end of a Performance Period, and the Committee has determined that applicable Management Objectives other than length of service have been achieved, the extent to which Restricted Stock shall be deemed to have been earned shall be determined by multiplying the amount of the Restricted Stock which would have been earned had the Participant's employment not been terminated by a fraction, the numerator of which is the number of full calendar months such Participant was employed during the Performance Period and the denominator of which is the total number of full calendar months in the Performance Period. All length of service Management Objectives shall immediately be satisfied upon the Participant's death or disability, or upon retirement within the meaning of the applicable retirement plan.

     4.7  Acceleration Event

Notwithstanding anything herein to the contrary, if an Acceleration Event has occurred, then all restrictions on the Restricted Stock shall lapse on the date such Acceleration Event occurred regardless of whether the Management Objectives with respect to such Restricted Stock have yet been satisfied.

                          V. STOCK APPRECIATION RIGHTS

     5.1  In General

The Committee may, in its discretion, either alone or in connection with the grant of an Incentive Stock Option or a Non-Qualified Stock Option (collectively referred to in this Article V as an "Option"), grant to Participants Stock Appreciation Rights, the terms and conditions of which shall be set forth in a Stock Appreciation Rights agreement. If granted in connection with an Option, Stock Appreciation Rights shall cover the same number of shares of Common Stock covered by the Option (or such lesser number of shares of Common Stock as the Committee may determine) and shall, except as provided in this Article V, be subject to the same terms and conditions as the related Option. Awards of Stock Appreciation Rights shall be made under the long-term incentive component of the Plan.

     5.2  Time of Award

A Stock Appreciation Right may be granted: (a) at any time if unrelated to an Option, or (b) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

     5.3  Stock Appreciation Right Related to an Option

          (a) Exercise. Subject to Section 5.7, a Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a share of the Common Stock on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option Agreement.

          (b) Amount Payable. Upon the exercise of a Stock Appreciation Right related to an Option, the Participant shall be entitled to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the day immediately preceding the date of exercise of such Stock Appreciation Right over the per share purchase price under the related Option, by (ii) the number of shares of Common Stock as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Stock Appreciation Rights agreement evidencing the Stock Appreciation Right at the time it is granted.

          (c) Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of shares of Common Stock as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of shares of Common Stock as to which the Option is exercised or surrendered.

     5.4  Stock Appreciation Rights Unrelated to an Option

          (a) Terms and Conditions. The Committee may grant to Participants Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 5.7), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. Upon the exercise of a Stock Appreciation Right unrelated to an Option, the Participant shall be entitled to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the day immediately preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right was granted, by (ii) the number of shares of Common Stock as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Stock Appreciation Rights agreement evidencing the Stock Appreciation Right at the time it is granted.

          (b) Termination of Employment. Stock Appreciation Rights unrelated to Options shall expire three months after the termination of the Participant's employment for any reason other than death, disability (as determined by the Committee) or retirement (under the applicable retirement program of the Company or as otherwise determined by the Committee), and shall be limited to the Stock Appreciation Rights which could have been exercised by the Participant at the date of termination of employment.

          (c) Termination of Employment by Reason of Death, Disability or Retirement. Upon the termination of a Participant's employment by reason of death, disability (as determined by the Committee), or normal retirement (under the applicable retirement program of the Company or as otherwise determined by the Committee), Stock Appreciation Rights held at the termination date by such Participant shall be fully exercisable, irrespective of whether some or all of the Stock Appreciation Rights were fully exercisable in accordance with the Stock Appreciation Rights agreement on that date. The Participant's Stock Appreciation Rights shall expire unless exercised within one (1) year from the date of such termination.

In the case of termination of a Participant's employment by reason of early retirement within the meaning of the applicable retirement plan, Stock Appreciation Rights which may be exercised shall be limited to the Stock Appreciation Rights which could have been exercised by the Participant at the date of such early retirement, except that the Committee, in its discretion, may waive the vesting requirements of such Stock Appreciation Rights. The Participant's Stock Appreciation Rights shall expire unless exercised within one
(1) year from the date of such termination.

The Committee may, at any time on or before the termination of the exercise period of the Participant's Stock Appreciation Rights, extend the exercise period if the Participant's employment is terminated for a reason specified in this section. If so extended, the term of the exercise period shall expire on the date specified by the Committee, which date shall be no later than the date which is sixty (60) months following the date of the Participant's termination of employment. In no event may the term of a Stock Appreciation Right, including extensions, exceed the term of the Stock Appreciation Right established by the Committee at the time of the grant.

     5.5  Method of Exercise

Stock Appreciation Rights shall be exercised by a Participant only by a written notice delivered to the Committee (in care of the Secretary of the Company) at the Company's principal executive office, specifying the number of shares of Common Stock with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Participant shall deliver the Stock Appreciation Rights Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Stock Appreciation Rights agreement to the Participant.

     5.6  Form of Payment

Payment of the amount determined under Sections 5.3(b) or 5.4(a) may be made in the discretion of the Committee solely in whole shares of Common Stock in a number determined at their Fair Market Value on the day immediately preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Common Stock. If the Committee determines to make full payment in Common Stock and the amount payable results in a fractional share of Common Stock, payment for the fractional share of Common Stock will be made in cash. Notwithstanding the foregoing, no payment in the form of cash may be made upon the exercise of a Stock Appreciation Right to an officer of the Company who is subject to liability under Section 16(b) of the Exchange Act, unless the exercise of such Stock Appreciation Right is made either: (a) during the period beginning on the third business day and ending on the twelfth business day following the date of release for publication of the Company's quarterly or annual statements of earnings; or

(b) pursuant to an irrevocable election to receive cash made at least six months prior to the exercise of such Stock Appreciation Right.

     5.7  Restrictions

No Stock Appreciation Right may be exercised before the date six (6) months after the date it is granted, except that this restriction shall not apply in the event of death or disability (as determined by the Committee) of the Participant occurring before the expiration of the six month period.

     5.8  Acceleration Event

Notwithstanding anything contained in this Plan to the contrary, in the event of an Acceleration Event, subject to Section 5.7, all Stock Appreciation Rights shall become immediately and fully exercisable.

                              VI. PERFORMANCE UNITS

     6.1  Terms and Conditions of Award

One Performance Unit shall have a cash value equal to the Fair Market Value of one share of Common Stock. The number of Performance Units to which the Participant is entitled is based upon achievement of certain Management Objectives (as defined in Section 6.2) over a Performance Period (as defined in
Section 6.3) as determined by the Committee at the time of grant and as set forth in a Performance Unit agreement. The Performance Unit agreement shall specify the number of Performance Units granted and the Management Objectives and applicable Performance Period. Awards of Performance Units shall be made under the long-term incentive component of the Plan.

     6.2  Management Objectives

Performance Units shall be deemed to have been earned by a Participant based upon fulfillment of Management Objectives specified by the Committee at the time of grant. The Management Objectives may be the Participant's length of service and/or specified levels of earnings, return on assets, leverage ratio, loan loss reserve ratio, earnings-per-share, overhead ratio or return on equity achieved by the Company or any department or function of the Company in which the Participant is employed. Management Objectives relating to any particular grant of a Performance Unit need not be the same as those relating to any other grant, whether made at the same or a different time.

     6.3  Performance Period

The Performance Period with respect to any Performance Unit shall be the period of time within which the Management Objectives relating to that grant are to be achieved (which shall be no less than twelve (12) months). The Committee shall determine the length of the Performance Period, which shall commence on the date of grant of the Performance Units.

     6.4  Earning of Award

The Committee shall, promptly after the date on which the necessary financial or other information for a particular Performance Period becomes available, determine the extent to which the Management Objectives have been achieved prior to the expiration of the Performance Period and, if such Management Objectives have been achieved, the restrictions on such Performance Units may, in the discretion of the Committee, be deemed to have been satisfied prior to the expiration of the Performance Period. Upon the expiration of the Performance Period, if the Committee determines that the Management Objectives have not been met, the Performance Units shall revert to the Company.

     6.5  Rights as Shareholder

During the Performance Period and subject to the restrictions set forth in
Article VI, a Participant may have the right, as determined by the Committee at the time of the grant, to receive an amount equal to the dividends paid on the Common Stock at the same time and in the same amount as other shareholders of the Company (by assuming that, for purposes of such dividend, each Performance Unit is equivalent to one share of Common Stock).

     6.6  Termination of Employment

If any Participant's employment has terminated due to the Participant's death, disability or retirement within the meaning of the applicable retirement plan prior to the end of the Performance Period, and the Committee has determined that applicable Management Objectives have been met, the extent to which Performance Units shall be deemed to have been achieved shall be determined by multiplying the amount of the Performance Units which would have been earned had the Participant's employment not been terminated by a fraction, the numerator of which is the number of full calendar months such Participant was employed during the Performance Period and the denominator of which is the total number of full calendar months in the Performance Period.

     6.7  Form of Payment

In accordance with Section 6.4, upon the expiration of the Performance Period and the determination by the Committee that the Management Objectives established by the Committee at the time of grant of the Performance Units have been met, the Company shall distribute cash to the Participant in an amount equal to the number of Performance Units multiplied by the Fair Market Value of the Common Stock as of the date of distribution.

     6.8  Acceleration Event

Notwithstanding anything herein to the contrary, if an Acceleration Event has occurred, then all restrictions on the Performance Units shall be deemed to have been satisfied as of the date of the Acceleration Event, and such Performance Units shall become fully payable on the date such Acceleration Event occurred.

               VII. STOCK OPTION AWARDS TO NON-EMPLOYEE DIRECTORS

     7.1  Terms and Conditions of Options

Subject to the following provisions, all stock option awards granted to Directors of the Company ("Director Awards") under this Article VII shall be in such form and upon such terms and conditions described herein.

     7.2  Non-Qualified Stock Options

The terms of a Director Award shall, at the time of grant, provide that it will not be treated as an incentive stock option within the meaning of Section 422 of the Code.

     7.3  Option Price

The option price per share shall be at least the Fair Market Value of the Common Stock on the date the Director Award is granted.

     7.4  Term of Option

The term of a Director Award shall not exceed ten (10) years from the date of grant.

     7.5  Awards to Directors

Each active non-employee Director of the Company shall receive an initial option to purchase 1,000 shares of Company stock upon the date of the first Board of Directors meeting after his or her election as a new Director, or at the 1998 Annual Meeting of Shareholders for current Directors. At each subsequent Annual Meeting of Shareholders, then active Directors will receive an option to purchase of 1,000 shares of Company stock.

     7.6  Payment

Payment for shares upon exercise of a Director Award shall be in such manner and at such time or times as shall be determined by the Committee at the time of grant, in cash, in Common Stock, including Restricted Stock, through the surrender of Stock Options or Stock Appreciation Rights, or any combination thereof, or by or through other contingent grants which the Committee determines are consistent with the Plan's purposes and applicable law.

     7.7  Exercise of Option

Director Awards shall be exercisable in whole or in part to the extent, and subject to this section and Section 7.8, as follows: (i) fifty percent (50%) of the shares subject to the Director Awards shall become exercisable on the third anniversary of the date of grant of the Director Awards and (ii) an additional twenty-five percent (25%) of the shares subject to the Director Awards shall become exercisable on each of the next two anniversaries of the date of grant. In no event, however, and notwithstanding anything in this section or Section
7.8 to the contrary, shall a Director Award be exercised after the expiration of ten (10) years from the date of grant.

     7.8  Termination of Service as Director

A Participant's Director Award shall expire three months after the termination of the Director's service as a member of the Board of Directors of the Company (or as may sooner occur under Section 7.4) for any reason other than death, disability or retirement (defined as the termination of services as a Director after at least five (5) years of service as a Director), and shall be limited to the shares which could have been purchased by the Participant at the date of termination.

     7.9 Termination of Service as Director by Reason of Death, Disability or Retirement

Upon the termination of a Director's services as a Director by reason of death, disability, or retirement (as defined in Section 7.8 above), Director Awards held at the termination date by such Director shall be exercisable by the Director or his or her estate (in the case of death), irrespective of whether the options were fully exercisable in accordance with Section 7.7 on that date. Except as otherwise set forth in this section, the Director's Director Award shall expire unless exercised within one year from the date of such termination.

The Committee may, at any time on or before the termination of the exercise period of the Director Award, extend the exercise period if the Director's services as a Director are terminated for a reason specified in this section. If so extended, the term of the exercise period shall expire on the date specified by the Committee, which date shall be no later than the date which is 60 months following the date of the Director's termination of services. In no event may the term of a Director Award, including extensions, exceed the term set forth in
Section 7.4.

     7.10 Acceleration Event

Notwithstanding anything herein to the contrary, if an Acceleration Event has occurred, then all of the shares subject to the Director Award shall immediately become earned and the Director Award shall become exercisable with respect to such shares on the date of such Acceleration Event.

                           VIII. ADDITIONAL PROVISIONS

     8.1  General Restrictions

Each grant under the long-term incentive component of the Plan shall be subject to the requirement that if the Committee shall determine, at any time, that: (a) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law; or (b) the consent or approval of any government regulatory body, or (c) an agreement by the Participant with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting or the issuance or purchase of shares of Common Stock thereunder, such grant may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

     8.2  Adjustments for Changes in Capitalization

In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, rights offer, liquidation, dissolution, merger, consolidation, spin-off or sale of assets, or any other change in or affecting the corporate structure or capitalization of the Company, the Board of Directors shall make such adjustments as the Committee may recommend, and as the Board of Directors in its discretion may deem appropriate, in the number and kind of shares authorized under the long-term incentive component of the Plan, in the number, option price or kind of shares covered by the grants and in any outstanding grants under the Plan in order to prevent substantial dilution or enlargement thereof.

     8.3  Amendments

The Board of Directors may discontinue the Plan at any time, and may amend it from time to time, but no amendment, without approval by shareholders, may (a) increase the total number of shares which may be issued under the long-term incentive component of the Plan, except as provided in Section 8.2 hereof, (b) change the class of employees of the Company to whom awards may be made, or (c) cause awards under the Plan to no longer comply with Rule 16b-3 of the Exchange Act or any other federal or state statutory or regulatory requirements.

     8.4  Modification or Substitution

Subject to the terms of the Plan, the Committee may modify outstanding awards or accept the surrender of outstanding awards and make new awards in substitution for them under the long-term incentive component of the Plan, provided that the modification does not adversely alter or impair any rights or obligations of the Participant without the Participant's consent and does not constitute "repricing" as such term is defined in 17 CFR 229.402(i)(1).

     8.5  Cancellation of Awards

Any grant under the long-term incentive component of the Plan may be canceled at any time with the consent of the Participant, and a new grant may be provided to such Participant in lieu thereof, provided the cancellation and reissuance does not constitute "repricing" as such term is defined in 17 CFR 229.402(i)(1).

     8.6  Shares Subject to the Plan

Shares distributed pursuant to the long-term incentive component of the Plan shall be made available from authorized but unissued shares or from shares purchased or otherwise acquired by the Company for use in the Plan, as shall be determined from time to time by the Committee.

     8.7  Rights of a Shareholder

Participants under the Plan, unless otherwise provided by the Plan, shall have no rights as shareholders by reason thereof unless and until certificates for shares of Common Stock are issued to them.

     8.8  Withholding

          (a) The Company shall have the right to deduct from any distribution of cash or Common Stock to any Participant an amount equal to the federal, state and local income taxes and other amounts as may be withheld (the "Withholding Taxes") with respect to any grant under the Plan. If a Participant is to experience a taxable event in connection with the receipt of cash or shares of Common Stock pursuant to an Option exercise or payment of a grant (a "Taxable Event"), the Participant shall pay the Withholding Taxes to the Company prior to the issuance of such shares of Common Stock. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Participant may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the cash or shares of Common Stock then issuable to the Participant having an aggregate Fair Market Value on the day immediately preceding the date of such issuance equal to the Withholding Taxes, provided that in respect of a Participant who may be subject to liability under section 16(b) of the Exchange Act either: (i) in the case of a Taxable Event involving an Option, grant of Restricted Stock, or Stock Appreciation Rights (A) the Tax Election is made at least six (6) months prior to the date of the Taxable Event and (B) the Tax Election is irrevocable with respect to all Taxable Events of a similar nature occurring prior to the expiration of six (6) months following a revocation of the Tax Election; or (ii) in the case of the exercise of an Option (A) the Participant makes the Tax Election at least six (6) months after the date the Option was granted, (B) the Option is exercised during the ten (10) day period beginning on the third business day and ending on the twelfth business day following the release for publication of the Company's quarterly or annual statement of sales and earnings (the "Window Period") and (C) the Tax Election is made during the Window Period in which the related Option is exercised or prior to such Window Period and subsequent to the immediately preceding Window Period; or (iii) in the case of a Taxable Event relating to the payment of any award (A) the Participant makes the Tax Election at least six (6) months after the date the Restricted Stock or Stock Appreciation Rights were granted and (B) the Tax Election is made (x) in the case of a Taxable Event occurring within a Window Period, during the Window Period in which the Taxable Event occurs, or (y) in the case of a Taxable Event not occurring within a Window Period, during the Window Period immediately preceding the Taxable Event relating to the Restricted Stock or Stock Appreciation Rights. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, (1) modify the provisions of this section as may be necessary to ensure that the Tax Elections will be exempt transactions under section 16(b) of the Exchange Act, and (2) permit Tax Elections to be made at such other times and subject to such other conditions as the Committee determines will constitute exempt transactions under section 16(b) of the Exchange Act.

          (b) Except in the case of Non-Qualified Stock Option grants to non-management Directors, the Committee shall have the authority, at the time of grant of a Non-Qualified Stock Option, Restricted Stock, Stock Appreciation Right or Performance Unit under the Plan or at any time thereafter, including upon any event constituting an Acceleration Event (as hereinafter defined), to grant tax bonuses to designated Participants to be paid upon their exercise of Non-Qualified Stock Options or payment in respect of Restricted Stock, Stock Appreciation Rights or Performance Units granted hereunder. The amount of any such payments shall be determined by the Committee but shall not be greater than the lesser of: (a) the difference between the option price (as established pursuant to Section 3.3, subject to adjustment, if any, pursuant to Section 8.2) and the Fair Market Value, at the time of exercise of the option, of the shares of Common Stock acquired (the "Spread"); or (b) the Spread times a fraction the numerator of which is the maximum federal individual income tax rate payable by a Participant optionee on such Spread (at the date of exercise) and the denominator of which is 50 percent (except that, with respect to Restricted Stock, Stock Appreciation Rights or Performance Units, the "Spread," for purposes of applying this section, shall be the difference between the amount paid for the Restricted Stock, Stock Appreciation Right or Performance Unit, as applicable, and the Fair Market Value of the Common Stock (or cash) distributed). The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus (subject to the limits of this section) and the terms and conditions affecting the vesting and payment thereof. Such supplemental payment shall be made in cash.

     8.9  Nonassignability

Except as expressly provided in the Plan, no grant shall be transferable except:
(i) by gift to the grantee's spouse or natural, adopted or step-children or grandchildren ("Immediate Family Members") or to a trust for the benefit of one or more of the grantee's Immediate Family Members or to a family charitable trust established by the grantee or the grantee's family, but only with the approval of the Committee; (ii) by will; (iii) by the laws of descent and distribution; or (iv) by a qualified domestic relations order ("QDRO") as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Any Stock Option award transferred by the grantee under Section (i) above may not be subsequently transferred by the transferee. During the lifetime of the Participant, except as expressly provided in the Plan, grants under the Plan shall be exercisable only by such Participant or by the guardian or legal representative of such Participant or pursuant to a QDRO.

     8.10 Nonuniform Determinations

Except as otherwise set forth in the Plan, determinations by the Committee under the Plan (including, without limitation, determinations of the persons to receive awards under either the annual or long-term incentive components of the Plan, the form, amount and timing of such awards, and the terms and provisions of such awards and the agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

     8.11 No Guarantee of Employment

Awards under the Plan shall not constitute an assurance of continued employment for any period.

     8.12 Effective Date; Duration

The Plan shall become effective as of March 18, 1998, subject to approval by shareholders at the Company's Annual Meeting of Shareholders. No awards may be made under the Plan after March 17, 2003, but awards theretofore made may extend beyond such date.

     8.13 Fair Market Value

The phrase Fair Market Value on any date means the average of the high and low sales prices of the shares of Common Stock on such date on the principal national securities exchange on which such shares of Common Stock are listed or admitted to trading. If the shares of Common Stock on such date are not listed or admitted to trading, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

     8.14 Acceleration Event

Notwithstanding anything herein to the contrary, if a Change in Control of the Company occurs, or if the Committee determines in its sole discretion that an Acceleration Event has occurred, then all Incentive Stock Options, Non-Qualified Stock Options, and Stock Appreciation Rights shall become fully exercisable and all restrictions on the Restricted Stock Award and Performance Units shall expire as of the date such Change in Control occurred or the Committee determines that an Acceleration Event has occurred.

For purposes of the Plan, an Acceleration Event includes, but is not limited to, any Change in Control of the Company, which shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

          (i) any person, as defined in Section 3(a)(9) of the Exchange Act, as such term is modified in Sections 13(d) and 14(d) of the Exchange Act (other than (A) any employee plan established by the Company, which for these purposes shall be deemed to be the Company and any corporation, association, joint venture, proprietorship or partnership which is connected with the Company either through stock ownership or through common control, within the meaning of Sections 414(b) and (c) and 1563 of the Internal Revenue Code of 1986 as amended, (B) the Company or any of its affiliates (as defined in Rule 12b-2 promulgated under the Exchange Act),
     (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) a corporation owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company) (a "Person"), is or becomes the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company) representing 25% or more of the combined voting power of the Company's then outstanding voting securities;

          (ii) during any period of up to two consecutive years (not including any period prior to the effective date of this Plan) individuals who, at the beginning of such period, constitute the Board cease for any reason to constitute at least a majority thereof, provided that any person who becomes a director subsequent to the beginning of such period and whose nomination for election is approved by at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved (other than a director (A) whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act or (B) who was designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) hereof) shall be deemed a director as of the beginning of such period;

          (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation (other than (A) a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent, either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof, in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of any corporation, at least 51% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner (as defined in clause
     (i) above), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company representing 25% or more of the combined voting power of the Company's then outstanding voting securities); or

          (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 75% of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

     8.15 Securities Laws

All references to provisions of the federal securities laws are to such provisions as in effect on January 1, 1998, without regard to any subsequent amendments of, changes to or revocation of such provisions.

                                 REVOCABLE PROXY
                                   CNB, Inc.
                            201 North Marion Street
                           Lake City , Florida 32055

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     KNOW ALL MEN BY THESE PRESENTS that I, the undersigned shareholder of CNB, Inc. (the "Company"), Lake City, Florida, do hereby nominate, constitute and appoint Mr. K. C. Trowell, and Ms. Joyce Bruner, or any one or more of them my true and lawful proxy and attorney(s) with full power of substitution for me and in my name, place and stead, to represent and vote all of the common stock par value $.01 per share of the Company, standing in my name on its books on March 27, 1998 at the Annual Meeting of Shareholders to be held on Wednesday, April 15, 1998, at 10:00 a.m. Eastern Standard Time at the Lake City Country Club which is located on Service Road, off U.S. 90 West by I-75, Lake City, Florida.

     PROPOSAL 1.  Election of the following Directors:

Thomas R. Andrews     [   ]   FOR   [   ]   WITHHELD
Audrey S. Bullard     [   ]   FOR   [   ]   WITHHELD
Raymon Land, Sr       [   ]   FOR   [   ]   WITHHELD
Marvin H. Pritchett   [   ]   FOR   [   ]   WITHHELD
William Streicher     [   ]   FOR   [   ]   WITHHELD
K.C. Trowell          [   ]   FOR   [   ]   WITHHELD

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

     PROPOSAL 2.  Approval of the Performance-Based Incentive Plan of CNB, Inc.

    [   ]   FOR   [   ]   WITHHELD   [   ]   AGAINST

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" APPROVAL OF THE PERFORMANCE-BASED INCENTIVE PLAN OF CNB, INC.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders.

                   IMPORTANT: PLEASE SIGN AND DATE ON REVERSE

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted FOR Proposals 1 and 2. Should any other matter requiring a vote of the shareholders arise, the proxies named above are authorized to vote in accordance with their best judgment in the interest of the Company. The Board of Directors is not aware of any matter which is to be presented for action at the meeting other than as set forth on this proxy. Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     The undersigned acknowledges receipt of a Notice of Annual Meeting of Shareholders and a Proxy Statement for the Annual Meeting prior to the signing of this proxy.

     This proxy may be revoked at any time prior to the time it is voted at Annual Meeting of the Shareholders.

                                           -------------------------------------
                                           Date

                                           -------------------------------------
                                           Signature

                                           -------------------------------------
                                           Signature (if jointly held)

                                           -------------------------------------
                                           Print Name Here

Dated:  March 27, 1998

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED SELF-ADDRESSED ENVELOPE OR OTHERWISE TO CNB, INC. P.O. BOX 3239, LAKE CITY, FLORIDA 32056.

IF YOU DO NOT SIGN AND RETURN A PROXY OR ATTEND THE MEETING AND VOTE, YOUR SHARES CANNOT BE VOTED.